UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 11, 2002
       ------------------------------------------------------------------

                           MICROFINANCIAL INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or other jurisdiction of incorporation)


                  1-14771                  04-2962824
               -------------------------------------------
          (Commission file number) (IRS Employer Identification Number)

                 950 WINTER STREET, WALTHAM, MASSACHUSETTS 02451
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (781) 890-0177
       ------------------------------------------------------------------

Item 5.  Other Events.
         ------------

         Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the two press releases attached hereto as Exhibits 99(a) and 99(b).



           Exhibit                    Exhibit Title
           -------                    -------------
           Exhibit 99(a)              Press Release dated October 11, 2002
           Exhibit 99(b)              Press Release dated October 11, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MICROFINANCIAL INCORPORATED
                                 Registrant



                                 By:  /s/  Richard F. Latour
                                      ------------------------------------------
                                       Richard F. Latour
                                       President

Dated:  October 11, 2002